DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
DEBT

27.	DEBT

(in thousands of $)	2012	2011
Total long-term debt due to third parties	504,906	691,549
Total long-term debt due to related parties	—	80,000
Total long-term debt (including related parties)	504,906	771,549
Less: current portion of long-term debt due to third parties and related parties	(14,400)	(64,306)
Long-term debt (including related parties)	490,506	707,243

The outstanding debt as of December 31, 2012 is repayable as follows:

Year ending December 31,
(in thousands of $)
2013	14,400
2014	92,675
2015	91,900
2016	4,400
2017	301,531
Total	504,906

The Company's debt is denominated in U.S. dollars and bears floating interest rates.  The weighted average interest rate for the years ended December 31, 2012 and 2011 was 3.97% and 2.59%, respectively.

As of December 31, 2012 and 2011, the margins Golar pays under its loan agreements are over and above LIBOR at a fixed or floating rate range from to 0.70% to 0.95% (excluding the Convertible bonds which does not have a margin) and 0.70% to 3.50%, respectively.

At December 31, 2012 and 2011, the Company's debt was as follows:

(in thousands of $)	2012	2011	Maturity date
World Shipholding revolving credit facility (a related party)	—	80,000	2013
Golar Maria facility	89,525	94,525	2014
Golar Arctic facility	96,250	101,250	2015
Golar Viking facility	90,800	95,200	2017
Convertible bonds	228,331	—	2017
Golar Partners and subsidiaries' loans:
Mazo facility	—	38,932	2013
Golar LNG Partners credit facility	—	257,500	2018
Golar Freeze facility	—	104,142	2018
	504,906	771,549

World Shipholding revolving credit facility (a related party)

In April 2011, the Company entered into a $80 million revolving credit facility with a company related to our major shareholder, World Shipholding. The Company drew down a total amount of $80 million in the period to December 2011. In January 2012, February 2012 and May 2012, the revolving credit facility was amended to $145 million, $250 million and $120 million, respectively, without any further changes to the original terms of the facility. In July 2012, the facility was repaid in full with the proceeds received from the sale of the companies that own and operate the NR Satu to Golar Partners. As of December 31, 2012 the Company has not drawn down on the facility. The facility is unsecured and bears interest at LIBOR plus 3.5% together with a commitment fee of 0.75% of any undrawn portion of the credit facility.

Golar Maria facility

In April 2006, the Company entered into a $120 million secured loan facility with a bank for the purpose of financing the Golar Maria.  The facility bears floating interest rate of LIBOR plus a margin and is repayable in quarterly installments and had an initial term of five years.  In March 2008, the facility was restructured to lower the margin and to extend the term of the facility to December 2014, with a revised final balloon payment of $80.8 million due in December 2014.

Golar Arctic facility

In January 2008, the Company entered into a secured loan facility for an amount of $120 million, for the purpose of financing the purchase of the Golar Arctic, which we refer to as the Golar Arctic facility.  The facility bears interest at LIBOR plus a margin and is repayable in quarterly installments over a term of seven years with a final balloon payment of $86.3 million due in January 2015.

Golar Viking

In January 2005 the Company entered into a $120 million secured loan facility with a bank for the purpose of financing the newbuilding, the Golar Viking.  This facility was refinanced in August 2007 for an amount of $120 million.

The structure of the Golar Viking facility is such that the bank loaned funds of $120 million to Golar, which the Company then re-loaned to a newly created entity of the bank, ("Investor Bank").  With the proceeds, Investor Bank then subscribed for preference shares in a Golar group company.  Another Golar company issued a put option in respect of the preference shares.  The effect of these transactions is that investor bank is required to pay fixed interest to Golar.  The interest payments to Golar by Investor Bank are contingent upon receipt of these preference dividends.  In the event these dividends are not paid, the preference dividends will accumulate until such time as there are sufficient cash proceeds to settle all outstanding arrearages.  Applying ASC 810 to this arrangement, the Company has concluded that Golar is the primary beneficiary of Investor Bank and accordingly has consolidated it into the Golar group.  Accordingly, as at December 31, 2012, the Consolidated Balance Sheet and Consolidated Statement of Operations includes Investor Bank's net assets of $nil and net income of $nil, respectively, due to elimination on consolidation, of accounts and transactions arising between Golar and the Investor Bank.

The Golar Viking facility accrues floating interest at a rate of LIBOR plus a margin.  The loan has a term of 10 years and is repayable in quarterly installments with a final balloon payment of $71.0 million due in August 2017.  The loan is secured by a mortgage on this vessel.

Convertible Bonds

In March 2012, the Company completed a private placement offering for convertible bonds, for gross proceeds of $250 million. Accordingly, on inception we recognized a liability of $221.9 million and an equity portion of $25 million. The liability component is recorded at its present value (discounted using an equivalent borrowing rate which does not include the conversion option) and the accretion from its initial discounted value to par. The equity component is valued as the residual of par less the liability value. The impact of this treatment over the life of the instrument is to increase the interest charge to a "normalized" interest rate as the discount on the liability unwinds over the period to settlement. The secured convertible bonds mature in March 2017 when the holder may convert the bonds into common shares of Golar or redeem at 100% of the principal amount. The convertible bonds have an annual coupon rate of 3.75% which is payable quarterly in arrears and have a conversion price of $55. The Company declared dividends of $1.60 during the year. The conversion price was adjusted from $55 to $52.29 effective on December 5, 2012.

The Company has a right to redeem the bonds at par plus accrued interest, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. Accordingly, if the bonds were converted, 4,780,901 shares would be issued if the bonds were converted at the conversion price of $52.29 as at December 31, 2012.

The bond may be converted to the Company's ordinary shares by the holders at any time starting on the forty first business day of the issuance until the tenth business day prior to March 7, 2017.

Golar Partners and subsidiaries loans

From December 13, 2012, Golar Partners has been considered as an affiliate of the Company and not as a controlled subsidiary of the Company. As a result, Golar Partners and its loans are not consolidated in the Company's balance sheet as of December 31, 2012, and consequently, additional disclosures for Golar Partners' loans for 2012 have not been included.

Debt restrictions

Certain of the Company's debt are collateralized by ship mortgages and, in the case of some debt, pledges of shares by each guarantor subsidiary.  The existing financing agreements impose operating and financing restrictions which may significantly limit or prohibit, among other things, the Company's ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or pay dividends without the consent of the Lenders.  In addition, Lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements.  Various debt agreements of the Company contain certain covenants, which require compliance with certain financial ratios. Such ratios include equity ratio covenants and minimum free cash restrictions.  With regards to cash restrictions, Golar has covenanted to retain at least $25 million of cash and cash equivalents on a consolidated group basis.

In April 2013, Golar Partners received waivers relating to breach of covenants with respect to two debt facilities held by Golar Partners, Golar LNG Partners credit facility and the Golar Freeze facility, relating to change of control over the Partnership. The waiver relating to the Golar LNG Partners credit facility extends to January 1, 2014. The waiver relating to the Golar Freeze facility is permanent. As discussed in note 1 to our financial statements, following the first annual general meeting of  common unitholders on December 13, 2012, Golar ceased to control the Partnership's board of directors as the majority of board members became electable by the common unitholders . Absent these waivers, Golar Partners would not have been in compliance with this covenant as of December 31, 2012 as Golar no longer controls the appointment of the majority of the members of the Partnership's board of directors. In connection with the grant of such waiver, in order to avoid any such default that could occur in the future, the definition of a change of control contained in the Golar LNG Partners credit facility and the Golar Freeze facility are being amended. Except for Golar Partners violation of this covenant, the Company was in compliance with all the covenants under its various loan agreements. In connection with the grant of such a waiver, in order to avoid any such default that could occur in the future, the definition of a change of control are being amended.

In March 2012, Golar Partners received a waiver relating to its requirement to comply with its consolidated net worth covenants as of December 31, 2011. Absent this waiver, Golar Partners, would not have been in compliance with such covenant as of December 31, 2011 due to the required accounting treatment of Golar Partners' acquisition of the entities that own and operate the Golar Freeze from Golar that required accounting as a reorganization of entities under common control. In connection with the grant of such waiver, the credit facility was amended to permit, in connection with up to two such additional acquisitions, the addition to Golar Partners' consolidated net worth (as defined in such credit facility) of the difference between the original purchase price and the original net book value (subject to adjustment for depreciation).